Astoria Financial Corporation

Astoria Financial Corporation

This presentation may contain certain forward-looking statements and may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward looking statements include, but are not limited to, estimates with respect to the financial condition, results of operations and business of the Company that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products, and services.

Astoria Financial Corporation

Corporate Profile

NASDAQ: ASFC

- Second largest thrift in New York and sixth largest in United States
  - $22.5 billion in assets
  - $2.7 billion market cap
  - Book value: $32.10, tangible book value: $28.06
- Serves 700,000 customers/consumers
  - ✓ Retail Banking
  - ✓ Mortgage Lending
  - ✓ Consumer Lending
  - ✓ Small Business Lending
- Insider stock ownership & ESOP – 14%

All figures in this presentation are as of June 30, 2001, except as noted and all market data and IBES consensus as of August 24, 2001

Astoria Financial Corporation

ASFC: A Record of Enhancing Shareholder Value

1993 IPO objectives	The record as of June 30, 2001
• Assets of $10 billion by 2000	✓ $22.5 billion in assets
• Improve asset quality	✓ 0.15% NPA/total assets
• Enhance operating efficiency	✓ 29.60% operating cash efficiency ratio
• Broaden lending capabilities	✓ Origination network now covers 14 states; total 2001 volume approx $4B
• Generate cash returns in mid-teen range	✓ 18.40% operating cash ROTE
• Enhance shareholder value	✓ 400% stock appreciation since IPO

Note: Details in addendum pages 34-43

Astoria Financial Corporation

Financial Results and Trends

Astoria Financial Corporation

Operating/Cash Operating EPS Growth and Returns



Non Cash Charges
Reported EPS
$6
$5
$4
$3
$2
$1
$0
$3.11
0.72
2.39
$3.51
0.87
2.64
$4.79
0.63
4.16
$4.87
0.53
4.34
$2.62
0.27
2.35
1997
1998 (1)
1999 (2)
2000 (3)
Six Months Ended 6/30/01 (4)

	1997	1998 (1)	1999 (2)	2000 (3)	Six Months Ended 6/30/01 (4)
ROA	0.84%	0.79%	0.99%	0.97%	1.02%
Cash ROA	1.09%	1.05%	1.13%	1.09%	1.13%
ROE	9.83%	9.76%	16.18%	16.77%	14.43%
Cash ROTE	14.49%	15.53%	22.86%	22.48%	18.40%

(1) Excludes $100.3 million, net of taxes, fourth quarter infrequently occurring charge
(2) Excludes $11.3 million, net of taxes, net gain on the sale and disposition of banking and certain loan production offices
(3) Excludes $2.5 million, net of taxes, net gain on the sales of the former LISB headquarters and other bank real estate and a charge of $3.4 million, net of taxes, for an executive severance payment
(4) Excludes the cumulative effect of an accounting change, net of tax, of $2.5 million, or $0.06 per share related to the implementation of SFAS 133

Astoria Financial Corporation

EPS Projections

	2001 IBES Consensus(1)	2002 IBES Consensus	Revised Company Guidance for 2002	% Growth Projected(2)
Operating EPS	$5.16	$5.62	$5.90 - $5.95	14 - 15%
ESOP journal entry	n/a	n/a	0.14	
Operating cash EPS	n/a	n/a	$6.04 - $6.09	

1) Adjusted to give effect to FASB pronouncement on goodwill effective 1/1/02 ($4.76 + $0.40= $5.16)
2) 2002 revised company guidance/2001 IBES consensus (adjusted)

Current Focus

- Managing Risks - interest rate, prepayment and credit
- Continuing balance sheet repositioning
- Growing core businesses – retail banking and mortgage lending
- Building non-interest revenue
- Maintaining superior asset quality
- Maintaining superior operating efficiency
- Maintaining high level of ROE and ROA

Astoria Financial Corporation

Balance Sheet Repositioning



($ in billions)
Loans vs MBS
(Loans increased $1.7 billion, or 16%)
$13
$12
$11
$10
$9
$8
$7
$6
10.0 10.0
10.3
9.3
10.5
8.9
10.8
8.4
11.1
8.0
11.4
7.9
11.5
11.7
7.3
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
Loans MBS
(MBS decreased $2.7 billion, or 28%)

Astoria Financial Corporation

Balance Sheet Repositioning

($ in billions)

Deposits vs Borrowings



$12
$11
$10
$9
$8
11.7
11.4
11.0
10.6
10.5
10.2
10.1
9.8
9.4
9.6
9.8
9.8
9.9
10.1
10.3
10.6
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
(Deposits increased $1.2 billion, or 13%)
(Borrowings decreased $1.9 billion, or 16%)
Deposits
Borrowings

Astoria Financial Corporation

Book Value/Tangible Book Value Growth

(Dollars per common share)



(Book Value increased 37%)
(Tangible Book Value increased 46%)
$35
$30
$25
$20
$15
23.40
19.19
24.17
19.95
26.23
22.05
29.47
25.35
31.73
27.64
32.10
28.06
3/31/00
6/30/00
9/30/00
12/31/00
3/31/01
6/30/01
Book Value
Tangible Book Value

Leading Thrift Franchise

- $10.6 billion in deposits, 86 banking offices, multiple delivery channels
- Low cost/stable source of funds
  - Core Deposits Represent 50.2% of Deposits
- Banking offices and market share of deposits
  - Long Island Offices (83) -- Nassau (29), Queens (17), Suffolk (25), Brooklyn (12)
    - Average Deposits of $124 Million
  - Westchester Offices (3) - Average Deposits of $116 Million

Astoria Financial Corporation

Long Island Powerhouse

Banking Offices and Deposit Share Ranking on Long Island


Queens
Brooklyn
Suffolk
Nassau

Overall Deposit Share Ranking: #4

Astoria Financial Corporation

Strong Position in Core Market

Nassau, Suffolk, Queens and Brooklyn

- The combined population of these four counties (7.0 million) exceeds the population of 38 individual U.S. states

Institution	Deposits ($ in millions)	Market Share	Branches
1. Chase	$16,171	14.5%	157
2. Citigroup	15,260	13.7	158
3. GreenPoint	9,634	8.7	60
4. ASTORIA	9,538	8.6	83
5. Dime/Wamu	9,109	8.2	77
6. HSBC	8,531	7.7	100
7. North Fork	7,561	6.8	138
8. Fleet	5,403	4.9	124
9. Roslyn	4,021	3.6	26
10. Bank of New York	3,476	3.1	110
Total - Core Market	$111,195		1,379

Source: FDIC Deposit Market Share Report. Data as of 6/30/00 adjusted for pending acquisitions.

Astoria Financial Corporation

Well Positioned in Key Markets

Deposits

Institution ($ in millions) — Nassau	Total	Share	Branches
1. Citigroup	$6,511	18.4%	69
2. GreenPoint	4,292	12.2	21
3. Chase	4,130	11.7	37
4. Astoria	**3,212**	**9.1**	**29**
5. Fleet	2,903	8.2	59
Total	$35,297		428

Institution ($ in millions) — Queens	Total	Share	Branches
1. Chase	$4,364	15.3%	46
2. Citigroup	3,276	11.5	31
3. Astoria	**2,965**	**10.4**	**17**
4. North Fork	2,461	8.6	37
5. New York Community	2,241	7.9	27
Total	$28,557		326

Institution ($ in millions) — Suffolk	Total	Share	Branches
1. Chase	$3,411	15.1%	34
2. North Fork	2,959	13.1	56
3. Citigroup	2,759	12.2	31
4. Dime/Wamu	2,455	10.9	27
5. Astoria	**1,964**	**8.7**	**25**
Total	$22,596		384

Institution ($ in millions) — Brooklyn	Total	Share	Branches
1. Chase	$4,267	17.2%	42
2. HSBC	3,687	14.9	29
3. Dime/Wamu	3,652	14.8	20
4. Citigroup	2,714	10.9	27
5. GreenPoint	2,209	8.9	14
Astoria (#7)	**1,397**	**5.6**	**12**
Total	$24,744		241

Source: FDIC Deposit Share Report. Data as of 6/30/00 adjusted for pending acquisitions

Core Deposit Growth


($ in Billions)
$6
$5
$4
$3
$2
$1
$2.9
$4.7
$4.8
$5.3
2Q98
2Q99
2Q00
2Q01

% to Total Deposits:	47.03%	48.34%	49.36%	50.19%

As originally reported

Astoria Financial Corporation

Checking Account Growth

(# of accounts in thousands)


350
300
250
200
150
100
50
0
174.5
258.9
285.4
313.3
2Q98
2Q99
2Q00
2Q01

($ in millions)


$1,200
$1,000
$800
$600
$400
$200
$0
$566.8
$883.5
$954.3
$1,090.3
2Q98
2Q99
2Q00
2Q01

As originally reported

Astoria Financial Corporation

Deposit Composition

At June 30, 2001



Jumbo CD
2%
Money Market
16%
Savings
24%
Now/Demand
10%
Retail CD's
48%

Total - $10.6 Billion
50.2% Core

Astoria Financial Corporation

Marketing Initiatives

- Continue to strengthen brand awareness
- Continue to strengthen customer profitability and segmentation models to drive targeted marketing
- Internet banking introduced
  - Online banking
  - Bill paying
  - Mortgage pre-qualification
  - Online credit card applications
  - Deposit and loan product and rate information

Sales Initiatives

- Maintain an organizational structure to promote a strong sales environment in banking offices
- Maintain high banking office goals and expectations
- Utilize sales incentive bonus program in banking offices for meeting and beating goals

Astoria Financial Corporation

Retail Banking and Loan Fee* Growth

($ in millions)

CAGR = 22.4%



$70
$60
$50
$40
$30
$20
$10
$0
$20.1
$23.3
$34.6
$40.0
$48.8
$55.2
1996
1997
1998
1999
2000
2001**

*Excludes loan servicing fees
** 1H01 annualized

Astoria Financial Corporation

Mortgage Loan Market Capability/Flexibility

- Multiple one-to-four family loan origination delivery channels
  - ✓ $1.6 billion of loans originated 1H2001(estimate $3.7B for year)
    - Retail*
    - Commissioned Representatives/Brokers*
    - Third Party Originators*
  - ✓ Geographically diversified – originations in 14 states
  - ✓ Secondary marketing capability
- Solid multifamily and commercial real estate originations*
  - ✓ $192.8 million originated in 1H2001 (estimate $300MM for year)

* Underwritten by Astoria

Astoria Financial Corporation

Low Credit Risk Loan Portfolio Composition

At June 30, 2001



Commercial R/E - 5%
Average LTV: 61.0%
Multifamily - 8%
Average LTV: 63.2%
Home Equity & Other – 2%
One-to-Four Family – 85%
Average LTV: 65.7%

Total Portfolio: $11.7 billon
Average LTV: 64.8%

Notes: 1) Excludes loans held for sale
2) Based on current principal balance and original appraised value

Astoria Financial Corporation

Asset Quality Trend

Non-Performing Assets (NPAs) to Total Assets



2.00
1.50
1.00
0.50
0.00
Percent
0.70
0.58
0.26
0.18
0.17
0.15

Period Ended	12/31/97	12/31/98	12/31/99	12/31/00	3/31/01	6/30/01
Total NPAs ($ in millions)	$115.3	$120.4	$58.4	$40.0	$38.3	$34.4

Allowance for loan losses/non-performing loans at June 30, 2001: 281%

Astoria Financial Corporation

NPA to Total Assets vs Peers



0.55
0.55
0.45
0.35
0.25
0.15
0.05
Percent
2Q00
3Q00
4Q00
1Q01
2Q01
All Thrifts
NY Thrifts
$ 5+ Billion
ASFC

Quarter	Astoria	All Thrifts	NY Thrifts	$ 5 + Bil.
June 30, 2001	0.15%	N/A	N/A	N/A
Mar. 31, 2001	0.17	0.52%	0.41%	0.54%
Dec 31, 2000	0.18	0.52	0.43	0.48
Sept. 30, 2000	0.10	0.49	0.44	0.46
June 30, 2000	0.20	0.48	0.44	0.46

Source: SNL Securities, Thrift Performance Report as of June 2001

Astoria Financial Corporation

Low Credit Risk MBS Portfolio

At June 30, 2001



FNMA 5%
GNMA 1%
FHLMC 3%
CMO/REMIC - Non Agency 22%
CMO/REMIC - Agency 69%

Total MBS Portfolio Classification		
Available for sale -	$ 3.9B	(54%)
Held to maturity -	$ 3.4B	(46%)
Total	$7.3B	

Astoria Financial Corporation

General and Administrative Expense Ratio



Percent to Average Assets
2.00
1.50
1.00
0.50
0.00
1.54%
1.27%
0.86%
0.79%
0.80%
0.14
1.40
0.10
1.17
0.04
0.82
0.03
0.76
0.03
0.77
1997
1998
1999
2000*
1H01
Excluding Stock Plan Amortization (Cash G & A Expense Ratio)
Stock Plan Amortization

* Excludes $5.4 million executive severance payment in 4Q00

Astoria Financial Corporation

G & A Expense to Average Assets vs Peers



2.20
2.05
1.90
1.75
1.60
1.45
1.30
1.15
1.00
0.85
0.70
Percent
2Q00
3Q00
4Q00
1Q01
2Q01
All Thrifts
NY Thrifts
$5+ Billion
ASFC
ASFC Cash

	Astoria (1)		Average		
Quarter	Cash	GAAP	All Thrifts	NY Thrifts	$5+ Bil.
June 30, 2001	0.76%	0.79%	N/A	N/A	N/A
Mar. 31, 2001	0.77	0.00	1.92%	1.90%	1.70%
Dec. 31, 2000 (2)	0.74	0.76	1.85	1.84	1.69
Sept. 30, 2000	0.75	0.79	1.81	1.82	1.66
June 30, 2000	0.75	0.78	1.83	1.86	1.67

Source: SNL Securities, Thrift Performance Report as of June 2001
(1) Company reports (2) Excludes $5.4 million executive severance payment in 4Q00

Astoria Financial Corporation

Operating Efficiency Ratio



Percent
60
50
40
30
20
10
50.13
45.07
31.88
30.27
30.74
4.50
3.53
1.62
1.10
1.14
45.63
41.54
30.26
29.17
29.60
1997
1998
1999
2000*
1H01
Excluding Stock Plan Amortization (Cash Efficiency Ratio)
Stock Plan Amortization

*Excludes $5.4 million executive severance payment in 4Q00

Astoria Financial Corporation

Efficiency Ratio vs Peers



60.00
55.00
50.00
45.00
40.00
35.00
30.00
25.00
Percent
2Q00
3Q00
4Q00
1Q01
2Q01
All Thrifts
NY Thrifts
$5+ Billion
ASFC
ASFC Cash

	Astoria (1)		Average		
Quarter	Cash	GAAP	All Thrifts	NY Thrifts	$5+ Bil.
June 30, 2001	29.73%	30.92%	N/A	N/A	N/A
Mar. 31, 2001	29.40	30.57	51.66%	44.70%	40.51%
Dec. 31, 2000 (2)	28.89	29.62	52.99	50.44	49.55
Sept. 30, 2000	29.18	30.47	52.22	46.64	48.92
June 30, 2000	28.86	29.98	51.60	47.44	47.91

Source: SNL Securities, Thrift Performance Report as of June 2001
(1) Company reports (2) Excludes $5.4 million executive severance payment in 4Q00

Astoria Financial Corporation

Goodwill Claim Update

- One of the industry's largest goodwill litigation claims
  - $785 million of original supervisory goodwill created (LISB = $625 million, Fidelity NY = $160 million)
  - $635 million of supervisory goodwill written off (LISB = $500 million, Fidelity NY = $135 million)
- Outcome unpredictable due to disparity in recent court decisions
- Status of Astoria cases
  - LISB discovery completed
  - Fidelity NY expert discovery underway

Astoria Financial Corporation

Summary -Investment Highlights

- Strong balance sheet – superior asset quality
- Liability repricing opportunities
  - ✓ $3.3 billion in CDs maturing in 12 months or less- @ average rate 5%
  - ✓ $1.3 billion in borrowings maturing in 12 months or less-@ average rate 7%
- Well capitalized – strong tangible equity generation
- Mortgage lending capabilities – residential, multifamily & commercial real estate
- Superior operating efficiency
- Attractive banking franchise in major market
- Stock repurchase program
- Large goodwill claims

Astoria Financial Corporation

Attractive Valuation

	Price 8/24/01	2002 EPS(a)	2002 P/E	Price/TBV
Golden State	$30.00	$3.27	9.1x	2.49
Sovereign	11.26	1.20	9.4	3.99
GreenPoint	40.27	4.24	9.5	2.67
Washington Mutual	37.96	3.93	9.7	2.83
Astoria Financial	57.07	5.62	10.1	2.04
Golden West	54.75	5.31	10.3	2.15
Webster	32.25	3.05	10.6	2.60
Charter One	28.75	2.64	10.9	2.48
Bank North	22.91	2.00	11.4	2.65
Independence	22.60	1.70	13.3	2.12
Roslyn	19.50	1.40	13.9	2.95
North Fork	31.37	2.20	14.3	5.07
New York Community	38.89	2.47	15.7	5.70
Hudson City	24.96	1.37	18.2	1.84
Peoples	26.07	1.32	19.7	1.98
Median			10.9x	2.60x
S & P MidCap 400			24.4x	

P/E at mid range ($5.92)

9.6x

(a) IBES Consensus

Astoria Financial Corporation

Addendum

ASFC: A Record of Enhancing Shareholder Value

Astoria Financial Corporation

Acquisition History

Year	Thrift	# Branches	Assets (in millions)
1973	Metropolitan Federal	2	$ 50
1979	Citizens Savings (FSLIC)	5	130
1982	Hastings-on-Hudson Federal	3	100
1984	Chenango Federal	1	25
1987	Oneonta Federal	4	205
1990	Whitestone Savings (RTC)	4	280
1995	Fidelity New York	18	1,800
1997	The Greater New York Savings Bank	14	2,400
1998	Long Island Bancorp, Inc.	35	6,600
	Total	86	$11,590

Astoria Financial Corporation

Asset Growth

($ in Billions)



$26
$22
$18
$14
$10
$6
$2
$4.1
$10.5
$22.5
Dec 31 1993
Dec 31 1997
Jun 30 2001

As originally reported

Franchise Enhancement

Loan Production



$5
$4
$3
$2
$1
$0
$0.3
$1.5
$4.0
1993
1997
2001
Estimated

(Billions)

As originally reported

Loan Portfolio Growth



$14
$12
$10
$8
$6
$4
$2
$0
$1.5
$4.3
$11.7
Dec 31 1993
Dec 31 1997
Jun 30 2001

(Billions)

Astoria Financial Corporation

Franchise Enhancement


Deposit Growth
$12
$10
$8
$6
$4
$2
$0
$2.9
$6.2
$10.6
Dec 31 1993
Dec 31 1997
Jun 30 2001

(Billions)

As originally reported


Customer Growth
800
700
600
500
400
300
200
100
0
170
375
700
Dec 31 1993
Dec 31 1997
Jun 30 2001

(# of customers in thousands)

Astoria Financial Corporation

Deposit Market Share Growth

Deposit Market Share – Brooklyn, Queens, Nassau & Suffolk counties



9%
7%
5%
3%
1%
2.3%
5.5%
8.6%
1993
1997
2001

Source: FDIC Deposit Market Share reports. 2001 data reflects data of 6/30/00 adjusted for pending acquisitions

Astoria Financial Corporation

Asset Quality Trend

(Non-performing assets to total assets)



4.00%
3.00%
2.00%
1.00%
0.00%
3.05%
0.56%
0.15%
Dec 31 1993
Dec 31 1997
Jun 30 2001

As originally reported

Astoria Financial Corporation

Improved Operating Efficiency Ratio



50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
46.54%
39.15%
29.60%
Dec 31 1993
Dec 31 1997
Jun 30, 2001*

As originally reported (cash basis)

* For six months ended 6/30/01 (annualized)

Astoria Financial Corporation

Operating Cash Return on Average Assets


1.25%
1.05%
0.85%
0.65%
0.45%
0.25%
0.88%
1.17%
1.13%
Dec 31 1993(1)
Dec 31 1997
1H01(2)
Annualized

As originally reported

1)Excludes net charges of $5.4 million, net of taxes, related to various infrequently occurring items

2)Excludes the cumulative effect of an accounting change of $2.3 million, net of taxes

Astoria Financial Corporation

Operating Cash Return on Average Tangible Equity


22%
17%
12%
7%
11.28%
18.20%
18.40%
Dec 31 1993(1)
Dec 31 1997
1H01(2)
Annualized

As originally reported
1)Excludes net charges of $5.4 million, net of taxes, related to various infrequently occurring items
2)Excludes the cumulative effect of an accounting change of $2.3 million, net of taxes

Astoria Financial Corporation